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AMENDED AND RESTATED NOTE

$600,000.00                        State College, Pennsylvania
                                              January 25, 1999

     FOR VALUE RECEIVED, Henry D. Sahakian, an individual with a residence at 180 Haymaker Circle, State College, PA 16801 (the "Maker"), promises to pay, in accordance with the schedule attached hereto, to the order of Uni-Marts, Inc., a Delaware corporation with its principal place of business at 477 East Beaver Avenue, State College, Pennsylvania 16801-5690 (the "Payee"), without defalcation or setoff, the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00) lawful money of the United States of America, together with interest on the unpaid principal balance at the Brokerage Call Rate, plus fifty basis points, (the "Rate") then in effect. The Rate shall change contemporaneously with changes to the Brokerage Call Rate. Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed, and shall be payable in arrears to the Payee on the last day of each of its fiscal quarters.

     All payments of principal hereunder shall be payable to Payee in accordance with the schedule attached hereto. Payment shall be made to Payee in immediately available funds at the above address or at such other place as the Payee or any other holder may from time to time designate.

     In the event the due date of any payment hereunder is not a Business Day, such payment shall be due on the next succeeding Business Day, provided that any such payment bearing interest shall continue to accrue interest until paid. "Business Day" shall mean any day other than Saturday, Sunday, or a legal holiday in the Commonwealth of Pennsylvania; provided that, if at any time four consecutive days are not Business Days, the day next following such four days shall be deemed a Business Day.

     This Note is secured by a certain Pledge and Security Agreement of even date herewith in the form attached hereto (the "Pledge Agreement") between Maker and Payee, as the same may be amended from time to time.

     The occurrence of any of the following events with respect to Maker shall constitute an event of default hereunder (an "Event of Default"):
(a) if any payment of principal or interest as aforesaid shall not be paid when due, and shall continue unpaid for a period of fifteen (15) days following written notice thereof from Payee; or (b) if Maker shall be unable to pay his debts as they become due, or shall become insolvent; or
(c) if Maker shall make an assignment for the benefit of creditors, or file a voluntary petition under the Bankruptcy Code, as amended, or any other Federal or state insolvency law or apply for or consent to the appointment of a receiver, trustee or custodian for all or a part of his property; or

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(d) if Maker shall file an answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against him under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or shall fail to have such a petition dismissed within thirty (30) days after its filing; or (e) if an order for relief shall be entered following the filing of an involuntary petition against Maker under the Bankruptcy Code, as amended, or any other Federal or state insolvency law, or if an order shall be entered appointing a trustee, receiver or custodian of all or part of his property.

     Upon the occurrence of an Event of Default hereunder, the entire unpaid amount of principal and interest hereunder shall, at the option of Payee or any other holder hereof, become immediately due and payable without notice or demand. In addition, upon the occurrence of an Event of Default hereunder, Payee shall have all rights and remedies provided under all applicable laws and Payee shall have the right, immediately and without notice or further action by it, to set off against this Note all money owed by Payee in any capacity to Maker, whether or not due.

     The Maker hereby waives demand, presentment, protests, and notice of demand and non-payment in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure or delay of Payee to exercise any right hereunder shall not operate or be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Payee of a breach or default of any provisions of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof. The Maker agrees to reimburse Payee for all expenses, including reasonable attorneys' fees, incurred by Payee to enforce the provisions hereof and collect the Maker's obligations hereunder.

     THE MAKER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT (AS DEFINED HEREIN) TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MAKER, WITHOUT PRIOR NOTICE TO THE MAKER OR PRIOR OPPORTUNITY TO BE HEARD, FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS NOTE; IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT AND RELEASE OF ERROR, WITHOUT STAY OR EXECUTION AND WITH REASONABLE ATTORNEYS? FEES AND OTHER EXPENSES OR COLLECTION ADDED; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF PAYEE OR SOMEONE ON BEHALF OF PAYEE, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE MAKER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY AN IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; THE AUTHORITY AND

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POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE
SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS PAYEE SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE SUFFICIENT WARRANT.

     This Amended and Restated Note replaces and supersedes the Amended and Restated Note made by the Maker dated January 7, 1998 (the ?Prior Note?). To the extent that the principal balance of this Note includes the Borrower?s indebtedness hitherto evidenced by the Prior Note, this Note (i) merely re-evidences the indebtedness hitherto evidenced by the Prior Note,
(ii) is given as substitution for, and not as payment of, the Prior Note,
(iii) is in no way intended to constitute a novation of the Prior Note.

     This Note shall be construed according to, and shall be governed by, the laws of the Commonwealth of Pennsylvania. The provisions of this Note shall be deemed severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect, or of the United States, all other provisions of this Note shall continue in full force and effect. This Note may be amended only by a writing signed on behalf of each party.

     This Note shall be binding upon the heirs, personal representatives, successors and assigns of Maker, and shall inure to the benefit of and be enforceable by the successors and assigns of Payee or any other holder hereof. This Note is intended to take effect as an instrument under seal.

     MAKER ACKNOWLEDGES THAT HE HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO MAKER BY SUCH COUNSEL.

     IN WITNESS WHEREOF, the undersigned has duly executed, sealed and delivered this Note the day and year first above written.


WITNESS:                           HENRY D. SAHAKIAN

/S/ JUDY L. TREASTER               /S/ HENRY D. SAHAKIAN
-----------------------------      -----------------------------









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PAYMENT SCHEDULE




     November 1, 1999                          $60,000

     November 1, 2000                          $60,000

     November 1, 2001                          $60,000

     November 1, 2002                          $60,000

     November 1, 2003                          $60,000

     November 1, 2004                         $300,000































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